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                               CONSTELLATION FUNDS

                  CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
                    CONSTELLATION PITCAIRN SELECT VALUE FUND
                 CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND

                       Supplement dated November 10, 2005
       to the Prospectus dated April 15, 2005, as amended August 22, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Portfolio Manager Changes
-------------------------

The Prospectus is amended and supplemented to reflect changes in portfolio management of the Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, and Constellation Pitcairn Diversified Growth Fund. Eric Feder will join David Larrabee in managing the Constellation Pitcairn Diversified Value Fund, Eric Feder and David Larrabee will join Christopher Driver in managing the Constellation Pitcairn Select Value Fund, and David Larrabee will join Eric Feder in managing the Constellation Pitcairn Diversified Growth Fund.

In accordance with these changes, the ninth, tenth and eleventh sentences of the first paragraph under the heading "Portfolio Managers" on page 92 of the prospectus are hereby deleted and replaced with the following:

         - The Constellation Pitcairn Diversified Value Fund is managed by Eric Feder and David Larrabee.

         - The Constellation Pitcairn Select Value Fund is managed by Christopher Driver, Eric Feder and David Larrabee.

         - The Constellation Pitcairn Diversified Growth Fund is managed by Eric Feder and David Larrabee.

The biography of Catherine Rooney on page 93 of the prospectus is hereby deleted.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE